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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-39925, 33-93662, 333-15823, 333-71881 and
333-88203) and Form S-3 (File No. 333-63996) of our reports dated January 27, 2003, except for Note 17, which is as of March 4, 2003, relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 21, 2003